Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.782.8380

ANNUAL REPORT — 12/31/2014

FOR CONTRACT HOLDERS OF: SCUDDER GATEWAY ADVISOR, SCUDDER GATEWAY ADVISOR II, SCUDDER GATEWAY ELITE, SCUDDER GATEWAY PLUS AND SCUDDER GATEWAY INCENTIVE

March 24, 2015

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	Separate Account KG
1940 Act Registration Number: 811-7767
	1933 Act Registration Numbers:	333-9965, 333-81019, 333-63091, 333-46716,
333-90539
CIK: 0001019130
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account KG, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports and letter, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 27, 2015
The Alger Portfolios (Class I-2)	832566	March 5, 2015
Dreyfus Investment Portfolios (Initial Shares)	1056707	February 12, 2015
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Shares)	890064	February 12, 2015
Deutsche Investment VIT Funds (Class A)	1006373	February 23, 2015
Deutsche Variable Series I (Class A)	764797	February 23, 2015
Deutsche Variable Series II (Class A)	810573	February 23, 2015
Janus Aspen Series (Institutional Shares)	906185	February 27, 2015

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Sheila B. St. Hilaire

Sheila B. St. Hilaire
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772

2014 Annual Reports

Dear Contract Owner:

Commonwealth Annuity and Life Insurance Company Administrative Office: Insurance Services 5801 SW 6th Avenue Topeka, KS 66636-0001 Phone: 800-533-7881

We are pleased to provide you with 2014 annual reports for the underlying funds you currently have chosen in your contract underwritten by Commonwealth Annuity and Life Insurance Company.

In most instances, this booklet has been customized to provide you with information relating to the funds in which you were invested as of December 31, 2014.

If you are interested in additional information about your contract or the investment options available to you in your contract, please contact your registered representative or our Service Center at 800-533-7881.

Regards,

Commonwealth Annuity and Life Insurance Company

Special Note: Please refer to your product prospectus for additional information about the investment options available.

CWA